Related Party Transactions (Tables)	12 Months Ended
Dec. 31, 2022
Related Party Transactions [Abstract]
Loan transactions with directors, including their affiliates, and executive officers	A summary of loan transactions with directors, executive officers and their affiliates for the years indicated, is as follows:

	Years Ended December 31,
(Dollars in thousands)	2022	2021
Balance, Beginning of Period	$466	$492
New Loans	252	—
Less Loan Payments	(35)	(26)
Balance, End of Period	$683	$466